Exhibit 99.1
1 1 Harvest Natural Resources, Inc. EnerCom's London Oil & Gas Conference June 17, 2010 Tested. Proven. Moving Forward

2 Cautionary Statements to Shareholders: Certain statements in this presentation are forward-looking and are based upon Harvest's current belief as to the outcome and timing of future events. All statements other than statements of historical facts including capital expenditures, increases in oil and gas production, Harvest's outlook on oil and gas prices, estimates of oil and gas reserves, business strategy and other plans, estimates, projections, and objectives for future operations, are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include Harvest's concentration of assets in Venezuela; timing and extent of changes in commodity prices for oil and gas; political and economic risks associated with international operations; and other risk factors as described in Harvest's Annual Report on Form 10-K and other public filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, Harvest's actual results and plans could differ materially from those expressed in the forward- looking statements. Harvest undertakes no obligation to publicly update or revise any forward-looking statements. Cautionary note to investors: The United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. From time to time, Harvest may use certain terms such as resource base, prospective resources, probable reserves, possible reserves, non-proved reserves or other descriptions of volumes of reserves that SEC guidelines may prohibit Harvest from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly, are subject to substantially greater risk of being actually realized by the Company. Investors are urged to consider closely the disclosure in our 2009 Annual Report on Form 10-K and other public filings available from Harvest at 1177 Enclave Parkway, Houston, Texas, 77077 or from the SEC's website at www.sec.gov. Forward-Looking Statements

3 About Harvest Market Data Exchange/Ticker NYSE: HNR Market Capitalization * $ 254 MM Enterprise Value $ 242 MM Cash (03/31/2010) $ 44 MM Debt (03/31/2010) $ 32 MM Shares Outstanding 33.3 MM Institutional Ownership 58.90% * As of June 7th, 2010

4 Location of Assets Houston Headquarters

5 5 Harvest Natural Resources, Inc. International Portfolio Tested. Proven. Moving Forward

6 Venezuela - Petrodelta 32% Equity interest in Petrodelta Six fields 7.7 billion barrels of oil-in- place Active Drilling Program Commenced in April 2008 Current production rate of 21,500 BOPD Successful Appraisal and Development Program ongoing in Temblador and El Salto Operations generating solid financial performance All CAPEX funded internally 2009 CFO of $140 million (gross) ELS-30 ELS-31 South Monagas Unit (SMU): Uracoa, Tucupita, Bombal - New Fields: El Salto, Temblador, Isleno

7 1/1/2004 2/1/2004 3/1/2004 4/1/2004 5/1/2004 6/1/2004 7/1/2004 8/1/2004 9/1/2004 10/1/2004 11/1/2004 12/1/2004 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 1/1/2008 2/1/2008 3/1/2008 4/1/2008 5/1/2008 6/1/2008 7/1/2008 8/1/2008 9/1/2008 10/1/2008 11/1/2008 12/1/2008 1/1/2009 2/9/2009 3/9/2009 4/9/2009 5/9/2009 6/9/2009 7/9/2009 8/9/2009 9/9/2009 10/9/2009 11/9/2009 12/9/2009 1/9/2010 2/9/2010 3/9/2010 4/9/2010 5/9/2010 6/9/2010 7/9/2010 8/9/2010 9/9/2010 10/9/2010 11/9/2010 12/9/2010 22 21 20 21 21 20 19 20 22 26 26 28 31 27 26 24 23 23 24 22 21 21 23 22 21 22 20 20 20 20 19 19 19 18 18 18 16.92 16.56 16.58 14.86 14.15 15.02 14.73 14.66 13.9 13.36 13.08 12.97 14.3 12.40060714 12.20932258 11.27073333 12.47403226 13.83106667 14.33732258 14.85883871 15.06319355 15.3683871 14.414 14.93367742 14.78 14.61 14.31 15.62 15.26 14.93 13.802 15.819 13.95 12.13 12.22 12.57 12.62922581 12.42478571 15.5713871 13.289 13.823 1.299392857 1.190677419 0.929266667 1.025967742 1.268933333 1.442677419 1.64116129 1.436806452 1.831612903 1.986 2.466322581 2.63 4 7.11 6.48 7.79 6.06 6.065 5.638 7.99 11.83 11.76 10.07 9.345741935 7.440892857 7.838096774 7.56 7.683 0 0 0 0 0 0 0 2 2 2 2 2 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1 1 1 1 1 1 1 2 2 2 2 2 2 2 2 1 1 1 1 1 1 1 1 1 1 1 1 1 2 2 2 2 2 2 Outlook 21.506 26.30007804 27.72339389 29.81864557 30.25314661 30.54162474 30.70229961 31.07261522 33 # of Drilling Rigs New Fields SMU Petrodelta Production 2010 Outlook Production: 26,600 BOPD (average) Q1 production: 21,867 BOPD (average) Approved Capital Budget: $205 million Temblador and El Salto Infrastructure 2 rigs for development and appraisal wells Conversion Process Production Outlook

8 Petrodelta Margins WTI = $61.76

9 Petrodelta Resource Base At December 31, 2009 Six fields with 7.7 billion barrels OOIP 46.3 million BOE net Proven, 178 million BOE net Probable and Possible 2009 Drilling Program at El Salto and Temblador fields drive significant additions December 2009 Reserve Report increases 3P oil and gas reserves 69% relative to December 2008 Ryder Scott reserve report @ 12/31/2009 WTI = $61.76/BBL, Venezuela oil price = $56.83/BBL (Net to Harvest Natural Resources) Net Resource Base* Proved Probable Possible Oil, MMBBL 37.9 35.0 134.8 Gas, BCF 50.2 11.7 37.1 Total, MMBOE 46.3 37.0 141.0 Proved 2P 3P Reserves (MMBOE) 46.3 83.3 224.3 After - Tax PV10 ($MM) $400 $664 $1,587 Per BOE $8.64 $7.97 $7.07 Enterprise Value/BOE $5.23 $2.91 $1.08 Relative to December 2008: Reserve Replacement: 165% Proven Oil reserves up 11% Probable Oil reserves up 50% Possible Oil reserves up 132% 3P Oil Reserves up 80%

10 After Tax NPV vs Discount Rate HNR Enterprise Value $242MM @ June 7, 2010

11 Indonesia Budong-Budong 1.4 MM acre PSC, Onshore West Sulawesi, Indonesia 47% interest Proven hydrocarbon system Thrust fold belt Several oil and gas surface seeps present 2010 Work Program 2 Exploration wells Independent thrust folded anticlines Stacked targets - potential reservoirs in Miocene and Eocene clastics 50-180 MMBBL each Drilling scheduled to start July 2010 Additional multiple leads and prospects indentified Exposure to significant resource potential Contingent appraisal/exploration well activity in 2011 2010 Budget: $14.9 million (net to HNR), which could be increased to include costs related to contingent appraisal wells 2010 Well Locations

First Budong Well:
Lariang LG-1 Prospect



Lisu Fm Prospect
Base Up Mio Prospect
Top Eocene Prospect
Intra-Eocene Prospect
LG-1 Drilling Location

- **Eocene thrust play with stacked targets**
- **Primary Target**
  - Low Risk (COS 27%)
  - Eocene - Mean Reserve Target: 83 MMBBL
- **Secondary Targets**
  - Miocene (COS 21%)
    Pmean Reserve Target: 24 MMBBL
  - Intra Eocene (COS 22%)
    Pmean Reserve Target: 22 MMBBL
- **Good seismic response in Eocene and good amplitudes with DHI at Miocene level. Close proximity to source rock kitchen**



Prospect LG Top Eocene
S.W.
N.E.
LG-1 Drilling Location

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Second Budong Well: Karama KD-1 Prospect

HARVEST
We Realize the Potential



KD-1 Drilling Location
Lumu River
Top Eocene Prospect
Intra-Eocene1 Prospect
Intra-Eocene2 Prospect
Intra-Eocene3 Prospect



N.W.
Prospect KD
S.E.
KD-1 Drilling Location

- Eocene thrust play with stacked targets
- Eocene Primary Target
  - Eocene - Pmean Reserve Target: 118 MMBBL
  - Low Risk (COS 23%)
- Secondary Targets
  - Intra Eocene 1 (COS: 19%)
    Pmean Reserve Target: 52 MMBBL
  - Intra Eocene 2 (COS 13%)
    Pmean Reserve Target: 180 MMBBL
- Good seismic response in Eocene and good amplitudes at Intra-Eocene level. Close proximity to source rock kitchen

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14 Gabon - Dussafu 680,000 acre PSC, Offshore Gabon 66.667% operated interest Proven hydrocarbon system Existing discoveries on license area Prospectivity identified at multiple levels Post-Salt Pre-Salt Gamba Pre-Salt Syn-Rift 2010 Work Program Exploration drilling in 2010: Pre-Salt Exploration well in Q4 2010 Well to test stacked Pre-Salt Gamba and Dentale clastic reservoir targets Additional multiple prospects identified Planned 2010 HNR budget is $2.2 million (net), which could be increased to $20 million including funds for contingent testing and appraisal sidetrack 20 m 50 m 100 m 200 m 500 m 1000 m 2010 Well Location

Dussafu Well:
Ruche Marine 1 Prospect

- Pre-salt play with stacked targets
- Primary Target Gamba
  - Low Risk (COS 29%)

    Pmean Reserve Target: 26 MMBBL
- Secondary Target Dentale
  - Stacked Dentale Reservoirs (COS 23%)
- 4-way dip closure, new improved imaging has helped unlock the potential of these proven plays



Ruche Marine-1 Location

Gamba Depth Structure Map



SW
NE
Ruche Marine-1 Drilling Location
Gamba
Dentale

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16 Ruche Marine-1 Dentale Targets Secondary Target Dentale (COS 23%) Mean MMBBL Upper 26 Middle 25 Lower 13 Gamba Upper Dentale Middle Dentale Lower Dentale

17 Oman - Qarn Alam 956,000 acre EPSA, Onshore Oman 100% operated interest (Oman Oil has up to 20% back in) Large Deep Paleozoic gas and condensate resource potential play in Ghaba Basin beneath shallow oil fields on production since 1975 Proximal to infrastructure for domestic and LNG markets with off-take guaranteed by the Omani government 2010 Work Program PreSDM reprocessing/interpretation of existing 3D seismic Prospect definition Well planning 2010 budget: $2.8 million (with additional contingent funds of $1.9 million) for processing/interpretation of existing 3D seismic and drilling preparations Potential Drilling in 2011 Offset by Barik, Saih Rawl and Saih Nihayda gas condensate fields containing gas and condensate reserves in excess of 18 TCF and 0.5 billion barrels respectively

18 China - WAB - 21 6.2 million acres, Offshore South China Sea 100% operated interest (CNOOC has 51% back in) Oil and Gas discoveries being developed and produced in adjacent acreage All elements of proven petroleum system to the West are present in WAB-21 Subject to territorial dispute between China and Vietnam

19 19 Harvest Natural Resources, Inc. US Portfolio Tested. Proven. Moving Forward

USA-Antelope

- Central Area of the Uinta Basin, Utah
  - Current Fee, Tribal and Allottee Lease Position ~ 66,000 acres; 40,000 net

- 2010 Work Program and Status:
  - **Mesaverde Deep Gas**:
    - Flowed Mesaverde gas in the Bar-F well
    - Further testing to define commerciality anticipated in 2011
  - **Green River/Wasatch Oil:**
    - Bar F well is producing oil at commercial rates
    - 5 well delineation and appraisal well program approved by BOD, to be drilled in the second half of 2010
  - **Monument Butte Shallow Oil**:
    - Completed initial 8-well program
    - WI 43%, 34% NRI in first 8 wells
    - 5 well expansion approved, with expected 32% WI



Uinta Mountains
373 MMBOE
Altamont Bluebell
Monument Butte
65 MMBOE
Natural Butte
Area of Focus
UTAH
COLORADO
10 KM
Utah
Colorado
Oil Fields
Gas Fields
HNR Antelope Project Area
Bar F well (Mesaverde and Green River/Wasatch)
Monument Butte Extension Project

- **2010 HNR planned expenditures:** 2010 budget is $30.0 million (net to HNR), including 5 additional wells as part of the Monument Butte Extension project and 5 GR/Wasatch follow up wells to the Bar F.

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21 320 acre AMI containing 8 drilling locations signed with NFX as operator. HNR WI: 43%. NRI: 34% 8 wells on production Proved reserves for 8 wells of 226 MBO and 1.1 BCF (net to Harvest) at Dec 31, 2009 assume only 87,000 BBL per well Individual wells are economic at 35,000-40,000 BBL primary EUR ($70/BBL WTI). Cost per well approximately $900,000 (gross) Well performance is significantly better than the average Monument Butte wells 5 additional wells to be drilled in second half of 2010 The 8 wells are currently producing 930 BOPD (310 BOPD net) of oil and 3.2 MMCFD of gas (1.0 MMCFD net) USA-Antelope - Shallow Oil: Monument Butte Extension Monument Butte Extension Project

22 Exploration well spud June 15, 2009 and was drilled to 17,566 feet Frac'd and tested 8 individual Mesaverde intervals (14,000-17,400 feet) Individual intervals tested at flow rates of 1.5 to 2 mmcfd Tests prove presence of large gas resource, but do not conclusively determine commercial potential at current prices. Further testing warranted Results indicate: Presence of Mesaverde tight sand containing producible gas over a gross interval over 3,000 feet thick Presence of overpressure in the Mesaverde Evidence of natural fracturing in some intervals and confirmed capability to perform hydraulic fracturing of the Mesaverde USA-Antelope - Bar F Well: Deep Tight Mesaverde Gas Exploration

USA-Antelope – Bar F Well
Green River/Wasatch Oil



- Frac'd 6 intervals between 8,200-9,700 feet in the Lower Green River and Upper Wasatch formations
- These formations currently produced in Altamont-Bluebell field 6 - 8 miles north of the Bar-F well
- Individual vertical wells are economic at EUR of 150,000-200,000 BBL ($70/BBL WTI). Possibility of horizontal oil play exists
- Achieved production of 900 BOPD flowing. Well has produced in excess of 25,000 BBL as of June 7th
- After installation of the ESP in late May, the Bar-F is currently producing 530 BOPD (250 BOPD net)
- The 2010 budget is $18 million (net to HNR) for a 5-well delineation/appraisal program, additional leases and production facilities

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24 Antelope Project Summary Monument Butte Extension Area 8 wells currently producing 930 BOPD (310 BOPD net to Harvest) 5 additional wells to be drilled in 2010, starting in late July 2010 Additional 10+ close-in offsets contingent upon results Long step-outs in 2011; potential for 20 to 100 locations Bar F Green River-Wasatch Oil Bar-F well currently producing 530 BOPD (250 BOPD net to Harvest) 5 appraisal/development wells (1 to 5 mile offsets) to be drilled in 2010, starting in July Dependent on results of the appraisal drilling, begin development program in 2011 Mesaverde Gas Appraisal Further testing in 2011 from one or more appraisal tails to Green River-Wasatch wells Initiate planning for large 3-D shoot to image through the Mesaverde Lease position provides adequate time for appraisal and development Over 85% of current leases held through 2012

25 Schedule

26 Share Price Relative to Value Share Price (06/07/2010) NPV10 Per-Share @ $40/BBL WTI NPV10 Per Share @ $50/BBL WTI NPV10 Per Share @ $60/BBL WTI NPV10 Per Share @ $70/BBL WTI Share Price (06/07/10) 7.63 Cash 0.3604 0.3604 0.3604 0.3604 Petrodelta 1P 5.67 8.73 11.64 14.52 Petrodelta 2P 3.03 5.33 7.48 9.67 Petrodelta 3P 13.7 20.12 26.7 33.3 Exploration Upside 15 15 15 15 Venezuela $75 million cash dividend and dividend advances paid from Petrodelta in 2008 Petrodelta running rigs, growing production and reserves, reducing costs 2009 CFO $140MM gross Reserve Report increased 3P reserves 69% Huge disconnect between EV/BOE and PV10 $44 million cash @ 03/31/10 Production from 2 plays initiated in Utah with extensive acreage holdings Further near-term exploration in Indonesia and Gabon potential price catalysts EXPLORATION UPSIDE Value Considerations POSSIBLE NET CASH* PROVEN PROBABLE Venezuela Only Does not include any value associated with Utah reserves * Cash @ 3/31/2010 less outstanding debt

27 HNR Stock Price

28 Capital Structure Aligned with Strategy 03/31/2010 12/31/2009 12/31/2008 ASSETS: Cash $44.1 $32.3 $97.2 Restricted cash 1.0 0.0 0.0 Other current assets 20.3 22.2 22.6 Investment in equity affiliate 272.4 234.0 218.9 PPE, net 71.7 60.3 23.6 Total assets 409.5 348.8 362.3 LIABILITIES & S/H EQUITY: LIABILITIES & S/H EQUITY: Current liabilities 12.8 16.8 39.5 Short-term debt 0.0 0.0 0.0 Long-term debt 32.0 0.0 0.0 Retirement ObligationsMinority interest 0.064.7 0.057.4 -49.6 Stockholders' equity 300.0 274.6 273.2 Total liabilities & S/H equity $409.5 $348.8 $362.3 $32mm in Convertible Notes were issued in February 2010 Balance Sheet cash and cash dividends from expanding Petrodelta operations historically have been reinvested in high-impact exploration projects in U.S. and Worldwide $MM Additional $30mm raised in February 2010 through Convertible Notes Issue. Balance at the end of March 31: $44 million

29 2010 Plan Summary Venezuela Internally funded drilling program will grow production and reserves Average production plan for 2010 is 26,600 BOPD. Internal funds applied to facilities and infrastructure for Temblador and El Salto El Salto infrastructure will enable field early production rates of over 10,000 BOPD by 2011 Develop Temblador and El Salto and appraise Isleno USA Appraise and develop Green River-Wasatch oil Expand Antelope Monument Butte Extension project Africa and Far East Gabon: contingent exploratory well Indonesia: two back-to-back Budong exploratory wells Multi-pay prospects with large potential; can significantly alter the scope of the company Oman: processing/interpretation of 3D seismic and drilling preparations

Why Invest In Harvest?

HARVEST
We Realize the Potential

- **Significant Valuation Gap**
  - Current EV equates to PV20 for Petrodelta 1P
  - Petrodelta CFO funding strong growth in production
  - New fields potential demonstrated
  - Significant weight towards oil relative to our peers
  - Growing US oil production and near term exploration catalysts
- **Initial indications of potential oil exploration success in the Utah Antelope project, along with strong initial oil production performance from Antelope Monument Butte Extension project**
- **2010 exposure to high-potential exploration prospects in Indonesia and Gabon**
- **Strong Balance Sheet and Organization**
  - HNR is well positioned in the current environment to capture further opportunities
- **Commitment to Long Term Shareholder Value**

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